UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 23, 2021

Veoneer, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38471	82-3720890
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Klarabergsviadukten 70, Section C, 6th Floor SE-111 64
Box 13089, SE-10302
Stockholm, Sweden

(Address and Zip Code of principal executive offices)

+46 8 527 762 00
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value	VNE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On July 23, 2021, Veoneer, Inc. (the “Company”) issued a press release announcing its financial results for the second quarter of 2021. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. This press release contains certain references to financial measures identified as “organic sales,” “changes in organic sales growth,” “net working capital,” “EBITDA,” and “Segment EBITDA,” all of which are adjustments from comparable measures calculated and presented in accordance with U.S. generally accepted accounting principles (GAAP). These financial measures, as used herein, differ from financial measures reported under GAAP, and management believes that these financial presentations provide useful supplemental information, which is important to a proper understanding by investors of the Company’s core business results. These presentations should not be viewed as substitutes, but rather as additions, to financial reporting measures prepared in accordance with GAAP. Additionally, these measures, as defined, may not be comparable to similarly titled measures used by other companies. For an explanation of the reasons why management uses these figures, see the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on February 19, 2021.

Item 7.01 Regulation FD Disclosure.

On July 23, 2021, the Company issued a press release announcing its financial results for the second quarter of 2021. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The information in Items 2.02 and 7.01 of this Form 8-K and the exhibit attached hereto as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01    Financial Statements and Exhibits.
(d) EXHIBITS

99.1	Press Release of Veoneer, Inc. dated July 23, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Veoneer, Inc. dated July 23, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VEONEER, INC.

By:	/s/ Lars A. Sjöbring
Name:	Lars A. Sjöbring
Title:	Executive Vice President, Legal Affairs, General Counsel and Secretary

Date:  July 23, 2021